                       Securities and Exchange Commission
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 13, 1999



                            CORPORATE EXPRESS, INC.
             (Exact name of registrant as specified in its charter)



Colorado                        0-24642           84-0978360
(State or other jurisdiction    (Commission       (IRS Employer
of incorporation)               File Number)      Identification No.)

                              1 Environmental Way
                        Broomfield, Colorado 80021-3416
              (Address of principal executive offices) (Zip Code)

                                 (303) 664-2000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

          On July 14, 1999, the Registrant was served with two summonses, each attaching a complaint naming the Registrant and its entire board of directors as defendants (one suit also named Buhrmann NV as a defendant). Copies of the summons and complaint for each suit are attached to this Form 8-K as Exhibits
99.1 and 99.2, respectively.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               99.1 Summons and Class Action Complaint and Demand for Jury Trial
                    each dated July 13, 1999 and filed by Pinchus Shelesinger, as plaintiff, against Corporate Express, Inc. and the other defendants named therein.

               99.2 Summons, dated July 14, 1999, and Class Action Complaint and
                    Jury Demand, dated July 13, 1999, filed by Frederick Myers, as plaintiff, against Corporate Express, Inc. and the other defendants named therein.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CORPORATE EXPRESS, INC.
                                    (Registrant)

                                         /s/ Gary M. Jacobs
                                    ------------------------------------------
Date: July 15, 1999                 By:     Gary M. Jacobs
                                    Title:  Executive Vice President and Chief
                                            Financial Officer